EXHIBIT 10.2

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NOTICE OF GRANT OF               MATTEL, INC.
PREMIUM PRICE STOCK              ID: 95-1567322
OPTION AND TLSAR AND             333 Continental Boulevard
GRANT AGREEMENT                  El Segundo, CA
                                 90245
                                           33-1/3% PREMIUM
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Recipient Name                                    ID:  xxx-xx-xxx
Recipient Address
Recipient City, State and Zip Code


You have been granted an Option to buy Mattel, Inc. Common Stock as follows:

      Non-Qualified Premium Price Stock Option Grant No.          00xxxx
      Date of Grant                                             11/06/97
      Start Date                                                12/31/97
      Stock Option Plan                               1997 Premium Price
      Option Exercise Price per Share                             $44.87
      Total Number of Option Shares Granted                   __________
      Total Exercise Price of Option Shares Granted          $__________

You have also been granted a Tandem Limited Stock Appreciation Right in conjunction with the above Option.

      Total Number of TLSAR Shares Granted                    __________
      Exercise Price per Share of TLSAR                      $__________


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          By signing your name below, you and Mattel, Inc. agree that (a)
          this Option and related TLSAR are granted under and governed by the terms and conditions of the Grant Agreement referenced above, which is attached hereto and made a part of this document, and
          (b) both of these documents are subject to the terms of the above referenced 1997 Premium Price Stock Option Plan.

            _________________________           _______-______-_______
            Full Legal Name (print)             Social Security Number

            Current Address:  _________________________________
                              _________________________________


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__________________________________    __________________________________
For MATTEL, INC.                                Date

__________________________________    __________________________________
Optionee                                        Date


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                           GRANT AGREEMENT FOR A
            NON-QUALIFIED PREMIUM PRICE STOCK OPTION AND TLSAR
           UNDER THE MATTEL 1997 PREMIUM PRICE STOCK OPTION PLAN


      This is a Grant Agreement between Mattel, Inc. (the "Company") and the individual (the "Participant") named in the Notice of Grant of Premium Price Stock Option and TLSAR (the "Notice") attached hereto as the cover page of this agreement.

RECITALS
--------

      The Company has adopted the Mattel 1997 Premium Price Stock Option Plan, as amended by the First Amendment to Mattel, Inc. Premium Price Stock Option Plan (as amended, the "Plan"), to grant selected employees options to purchase shares of Common Stock of the Company. In accordance with the terms of the Plan, the Compensation/Options Committee of the Board of Directors (the "Committee") has approved the execution of this Grant Agreement (the "Grant") between the Company and the Participant. Capitalized terms used herein without definition shall have the meanings assigned to such terms in the Plan.

GRANT
-----

      The Company grants to the Participant the right and option to purchase, on the terms and conditions hereinafter set forth, all or any part of the aggregate number of Option shares set forth in the Notice exercisable in accordance with the provisions of this Grant during a period expiring FIVE years from December 31, 1997 (the "Start Date"), or on December 31, 2002 (the "Expiration Date"), unless terminated prior to that date pursuant to Section 1 or 5 below. This Option is a Non-Qualified Stock Option.

      The Company also grants to the Participant, in conjunction with the Option granted hereby, a Tandem Limited Stock Appreciation Right ("TLSAR") for the number of TLSAR shares set forth in the Notice, as described in
Section 11 of the Plan and Section 2 below.

      1.    OPTION

      A. EXERCISABILITY (VESTING) OF OPTION. The Participant may purchase the number of Option shares of Common Stock determined pursuant to
Section 1(B) below on or after November 6, 2000 (the third anniversary of the Grant Date), provided that one of the following performance criteria has been met on or before December 31, 2000. Notwithstanding the foregoing, if the Participant incurs a Severance between November 6, 2000 and December 31, 2000 for any reason other than death, Disability, Retirement, or Termination without Cause, the only performance criteria which may be met is the stock price performance criteria set forth in subparagraph (i) below.

     I. STOCK PRICE. The Fair Market Value of Mattel Common Stock is equal to or greater than the Exercise Price of the Option on at least one Trading Day on or after February 27, 1998 and before December 31, 2000.

     II. EARNINGS PER SHARE. The Earnings Per Share of Mattel Common Stock for calendar year 2000 is equal to or greater than 152.09% of the Earnings Per Share of Mattel Common Stock for calendar year 1997.

If there is a Change in Control and the Option has not previously been forfeited, the Participant may exercise the Option at any time after either of the performance criteria set forth above is met.

      B. NUMBER OF OPTION SHARES EXERCISABLE. The Participant shall have the following number of Option shares available for exercise, subject to the requirements of Section 1(A) above:

     i. CONTINUOUS EMPLOYMENT. If the Participant has been continuously employed at Mattel through November 6, 2000, 100% of the Option shares granted in this Notice.

     ii. DEATH OR DISABILITY. If the Participant incurs a Severance on account of death or Disability before December 31, 2000, 100% of the Option shares granted in this Notice.

     iii. RETIREMENT OR TERMINATION WITHOUT CAUSE. If the Participant incurs a Severance on account of Retirement or Termination without Cause before December 31, 2000, a pro-rated portion of the Option shares granted in this Notice, based upon the number of full months of employment with Mattel since the Grant Date to the earlier of the date of Severance or November 6, 2000, divided by 36, and the remaining Option shares granted in this Notice shall be forfeited.

     iv. EARLY SEVERANCE FOR OTHER REASONS. If the Participant incurs a Severance for any reason other than death, Disability, Retirement, or Termination without Cause before November 6, 2000, then the Option shall be forfeited in its entirety.

     v. CHANGE IN CONTROL. If there is a Change in Control before November 6, 2000, and the Participant is employed at Mattel at the time of the Change in Control, 100% of the Option shares granted in this Notice.

      The number of Option shares which may be purchased upon exercise under this Grant shall in each case be calculated to the nearest full share.

      C. TERM OF OPTION. The Option under this Grant shall expire on the first to occur of the following dates:

     i. The fifth anniversary of the Start Date, that is December 31, 2002, if the Participant remains in employment with the Company.

     ii. December 31, 2000, if the Option has not become exercisable by that date in accordance with Section 1(A) above.

     iii. If the Participant incurs a Severance for reasons of death, Disability, or Retirement, the fifth anniversary of the Start Date, that is December 31, 2002.

     iv. If the Participant incurs a Severance for reason of Termination without Cause at a time when the Option was already exercisable, the fifth anniversary of the Start Date, that is December 31, 2002.

     v. If the Participant incurs a Severance for reason of Termination without Cause at a time before the Option was exercisable, a date which is ninety (90) days after the date when the Option first becomes exercisable.

     vi. If the Participant incurs a Severance for reasons other than death, Disability, Retirement, or Termination without Cause at a time when the Option was already exercisable, a date which is ninety (90) days after the date of Severance.

     vii. If the Participant incurs a Severance for reasons other than death, Disability, Retirement, or Termination without Cause at a time before the Option was exercisable, the date of Severance.


All or a proportionate part of this Option shall also be cancelled if the Participant exercises all or a portion of the TLSAR as provided in Section 2 of this Grant or if the Participant does not comply with the conditions set forth in Section 12.4 of the Plan.

      2.      TANDEM LIMITED STOCK APPRECIATION RIGHTS.

      A. EXERCISABILITY (VESTING) OF TLSAR. The Participant may exercise all or a portion of the TLSAR for a 60 day period commencing on the date a Change in Control of Mattel occurs.

      B. NUMBER OF TLSAR SHARES EXERCISABLE. The number of TLSAR shares available for exercise shall be calculated in the same manner as provided for Option shares in Section 1(B) above.

      C. TERM OF TLSAR. The TLSAR under this Grant shall expire on the first to occur of the following dates:

      (i)  The date of expiration of the related Option, as specified in
     Section 1(C) above, unless the TLSAR is exercisable on such date.

     (ii)  60 days after a Change in Control occurs.

All or a proportionate part of the TLSAR shall also be cancelled if the Participant exercises all or a portion of the Option as provided in Section 1 of this Grant or if the Participant does not comply with the conditions set forth in Section 12.4 of the Plan.

      3. METHOD OF EXERCISING OPTION OR TLSAR. Each exercise under this Grant shall be by means of a written notice of exercise delivered to the office of the Secretary of the Company, specifying the number of whole shares for which the Option or TLSAR is being exercised, accompanied upon exercise of the Option by payment of the full purchase price of the shares to be purchased. The payment shall be in the form of cash or such other forms of consideration as the Committee shall deem acceptable, such as the surrender of outstanding shares of Common Stock owned by the Participant or by withholding shares that would otherwise be issued upon the exercise under this Grant. The Participant may exercise the Option by the delivery to the Company or its designated agent of an irrevocable written notice of exercise form together with irrevocable instructions to the broker-dealer to sell or margin a sufficient portion of the shares of Common Stock and to deliver the sale or margin loan proceeds directly to the Company to pay the exercise price of the Option. If the Participant's employment is terminated by reason of death, the heirs of the Participant will be able to exercise this Grant (if and when exercisable) until the date on which this Grant would otherwise expire.

      4. WITHHOLDING. Upon any exercise of this Grant, the Participant shall pay, or make provisions satisfactory to the Company or its Subsidiary for payment of, any federal, state and local taxes required to be withheld.

      5. CANCELLATION OF GRANTS. Participant specifically acknowledges that this Grant is subject to the provisions of Section 12.4 of the Plan, entitled "Cancellation of Grants," which can cause the forfeiture of this Grant, or the rescission of Common Stock or payment of cash acquired upon exercise under this Grant. As a condition of exercise under this Grant, the Participant shall certify on a form acceptable to the Committee that he or she is in compliance with the terms and conditions of the Plan, including Section 12.4 thereof, entitled "Cancellation of Grants."

      6. COMPLIANCE WITH LAW. No shares issuable upon the exercise of this Option or TLSAR shall be issued and delivered unless and until all applicable registration requirements of the Securities Act of 1933, all applicable listing requirements of any national securities exchange on which the Common Stock is then listed, and all other requirements of law or of any regulatory bodies having jurisdiction over such issuance and delivery shall have been complied with. In particular, the Committee may require certain investment (or other) representations and undertakings in connection with the issuance of securities in connection with the Plan in order to comply with applicable law.

      7. ASSIGNABILITY. Except as may be effected by will or by the laws of descent and distribution, any attempt to assign this Option or TLSAR shall be of no effect.

      8. CERTAIN CORPORATION TRANSACTIONS. In the event of any change in the Common Stock by reason of a stock split, stock dividend, combination or reclassification of shares, recapitalization, merger, or similar event, the Committee may adjust proportionately the number of shares and the Exercise Price of the Option and TLSAR subject to this Grant. In the event of any other change affecting the Common Stock or any distribution (other than normal cash dividends) to holders of Common Stock, the Committee may make such adjustments as it may deem equitable (including adjustments to avoid fractional shares) in order to give proper effect to such event. In the event of a corporate merger, consolidation, acquisition of property or stock, spin-off, reorganization or liquidation, the Committee may substitute a new Grant for this Grant or provide for the assumption of this Grant by the other corporation that is a party to the transaction.

      9. NO ADDITIONAL RIGHTS. Neither the Grant of this Option and TLSAR nor its exercise shall (a) confer upon the Participant any right to continue in the employ of the Company or a Subsidiary, (b) interfere in any way with the rights of the Company or a Subsidiary to terminate such employment at any time for any reason, with or without cause, or (c) interfere with the right of the Company or a Subsidiary to undertake any lawful corporate action. Participant acknowledges that he or she is an "employee at will." The provisions of this Section 9 are subject to the terms of any employment agreement between the Participant and the Company (or a Subsidiary).

      10. RIGHTS AS A STOCKHOLDER. Neither the Participant nor any other person legally entitled to exercise this Option and TLSAR shall be entitled to any of the rights or privileges of a stockholder of the Company in respect of any shares issuable upon any exercise of this Option and/or TLSAR unless and until a certificate or certificates representing such shares shall have been actually issued and delivered to the Participant.

      11. COMPLIANCE WITH PLAN. This Grant is subject to, and the Company and Participant agree to be bound by, all of the terms and conditions of the Plan as it shall be amended from time-to-time. No amendment to the Plan shall adversely affect this Grant without the consent of the Participant. In the case of a conflict between the terms of the Plan and this Grant, the terms of the Plan shall govern.

      12. GOVERNING LAW. This Grant has been granted, executed and delivered with effect from the date of Notice, at El Segundo, California, and interpretation, performance and enforcement of this Grant shall be governed by the laws of the State of Delaware.

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